EXHIBIT 10

Securities Exchange Agreement

and

Plan of Exchange

BETWEEN

Enwin Resources, Inc.

AND

Solar Energy Limited

AND

D2Fusion, Inc.

DATED

May 31, 2007

                                SECURITIES EXCHANGE AGREEMENT AND PLAN OF EXCHANGE

THIS SECURITIES  EXCHANGE  AGREEMENT AND PLAN OF EXCHANGE (this "Agreement") is entered into as of May 31, 2007, by and between Enwin Resources,  Inc.  ("Enwin"),  a Nevada  corporation,  Solar Energy Limited ("Solar"),  a Delaware corporation, and D2Fusion, Inc. ("D2Fusion") a California corporation.

WITNESSETH:

WHEREAS,  Solar owns common stock of D2Fusion,  which stock constitutes 100% of the outstanding  ownership or right to ownership of D2Fusion (the  "D2Fusion  Shares"),  there being no  outstanding  preferred  shares,  warrants,  or options to purchase shares of D2Fusion; and

WHEREAS,  Enwin desires to acquire from Solar,  and Solar desires to convey to Enwin, all of the D2Fusion Shares in exchange for an aggregate of  30,000,000  shares of common stock of Enwin (the "Enwin  Shares"),  par value $0.001, whereby D2Fusion will become a wholly-owned subsidiary of Enwin.

NOW, THEREFORE, in consideration of the premises and of the mutual  representations,  warranties and agreements set forth herein, the parties hereto agree as follows:

                                                     ARTICLE I
                                          DEFINITIONS AND INTERPRETATION

1.1      Defined  Terms.  Unless  otherwise  specifically  defined  in  this  Agreement  or the  context  otherwise requires, capitalized terms used in this Agreement will have the following meanings:

         1.1.1    "Affiliate" or  "Affiliated"  means,  in relation to any party,  any company or other  commercial entity or person which  directly or  indirectly  controls,  is  controlled  by or is under common control with such party or any of such party's  directors,  managers,  supervisors  or management personnel.

         1.1.2    "Agreement"  means this agreement,  the recitals  hereto and all exhibits and schedules  attached to this Agreement,  in each case, as they may be amended or  supplemented  from time to time, and the expressions "hereof",  "herein",  "hereto",  "hereunder",  "hereby", and similar expressions, when  used in this  Agreement,  refer  to this  Agreement  as a whole  and not to any  particular provision  of this  Agreement;  and  unless  otherwise  indicated,  references  to  sections  and subsections are to sections and subsections in this Agreement.

1.1.3    "Applicable Law" means any domestic or foreign statute, law, ordinance,  regulation,  by-law or order that applies to Enwin, Solar or D2Fusion.

1.1.4    "Assets" means all of the properties,  rights and assets of D2Fusion including,  without  limitation,  all cash and cash equivalents,  prepaid expenses, all investments,  accounts receivable, Goodwill and
                  IP, Inventory, Personal Property, and Material Contracts.

         1.1.5    "Business" means the further  development and  commercialization  of technology  intended for the delivery of  proprietary  solid-state  fusion  aimed at entry level heat and energy  applications for homes and industry.

         1.1.6    "Business Day" means any day other than a Saturday,  a Sunday or a day on which  chartered  banks in the United States of America are authorized or obligated by law to close.

         1.1.7    "Closing Date" has the meaning set forth in subsection 2.5.

         1.1.8    "Employees" means all persons engaged in the Business  including  employees,  employees on leave, contract employees, and owner-operators, if any.

         1.1.9    "Encumbrance" means any encumbrance of any kind whatever and includes,  without  limitation,  any adverse claim, security interest,  mortgage, lien,  hypothecation,  pledge,  assignment,  charge, trust or deemed  trust  (whether  contractual,  statutory  or  otherwise  arising),  or any other right,  option or claim of others  affecting  the Assets,  and any  covenant or other  agreement, restriction or limitation on the transfer of the Assets.

         1.1.10   "Environmental  Laws" includes all applicable laws,  statutes,  regulations,  by-laws,  rules and
                  Orders of any  Governmental  Authority where D2Fusion has carried on business and the common law, relating,  in whole or in part,  to the  environment,  and  includes  those laws  relating to the storage,  generation, use, handling,  manufacture,  processing,  transportation,  import, export, treatment, release or disposal of any Hazardous Substance.

         1.1.11   "Environmental  Permits"  includes  all  certificates,   approvals,   consents,   authorizations,
                  registrations,  and licenses issued, granted, conferred,  created or required by any Governmental
                  Authority pursuant to any Environmental Laws.

                  1.1.12   "Facility"  means the main research and  development  facility for the Business  located in Foster City, California.

         1.1.13   "Fixed Plant and Equipment"  means all plant,  machinery and equipment  situated on the Lands, if any.

         1.1.14   "Governmental  Authority"  includes any domestic or foreign  government  whether state,  federal, provincial,  or municipal  and any  governmental  agency,  governmental  authority,  governmental tribunal or governmental commission of any kind whatsoever.

         1.1.15   "Goodwill and IP" means:

                  1.1.15.1  all customer lists, contracts, files, records and outstanding quotations;

                  1.1.15.2  all trade marks  (registered  or not),  trade  names,  designs,  URL and domain  names, logos,  patents,  patents  pending,  industrial  design  applications,  and  copyrights
                            (registered or not) used in the Business, including those set forth in Schedule A;

                  1.1.15.3 all trade secrets and confidential information of D2Fusion in relation to the Business;

                  1.1.15.4  all proprietary computer software and related manuals owned by or licensed to
                            D2Fusion in relation to the Business;

                  1.1.15.5 all know-how of the Business including:

                             1.1.15.5.1    all  information  of a scientific or technical  nature  whether in oral, written, graphic, machine readable, electronic or physical form; and

                             1.1.15.5.2    all patterns,  plans,  designs,  research data,  research  plans,  trade secrets and other proprietary know-how,  processes,  formulas, drawings, technology,  blue  prints,  flow  sheets,  equipment  and  parts  lists, instructions, manuals, records and procedures.

         1.1.16   "Hazardous Substance" means any hazardous waste, hazardous substance,  hazardous material,  toxic substance,  dangerous  substance or dangerous good or contaminant as defined or identified in any
                  Environmental Law.

         1.1.17   "Inventory"  means all  inventories  of products  relating to the  Business,  all  supplies,  and equipment relating thereto.

         1.1.18   "Lands"  means the lands  leased by  D2Fusion  in relation  to the  Business  including,  without limitation, the lands on which the Facility is located.

         1.1.19 "Loss" means any and all loss,  liability,  damage,  cost or expense actually  suffered or incurred by a party  resulting from the subject  matter of any claim,  including the costs and expenses of any action, suit, proceeding,  demand,  assessment,  judgment,  settlement or compromise relating thereto  (including  legal  fees  on a  solicitor's  and his own  client  basis),  net of any tax savings arising as a result of expensing the same,  less the amount of any judgment  awarded as a result of any counterclaim or set-off relating to that claim.

         1.1.20   "Material  Contracts"  means those  agreements  listed in  Schedule  3.1.16 and  Schedule  3.2.16 hereto.

         1.1.21   "Order" means any order,  judgment,  injunction,  decree,  award or writ of any court,  tribunal, arbitrator,  Governmental  Authority,  or other person who is authorized to make legally  binding determinations.

         1.1.22   "Permits" means all permits, licenses,  authorizations,  agreements or understandings relating to the Business and issued by any Governmental  Authority,  or to which any  Governmental  Authority is a party, including, without limitation, the Environmental Permits.

         1.1.23   "Personal  Property" means all of the equipment,  vehicles,  machinery,  furniture,  chattels and other  tangible  personal  property  used in the  Business as at the Closing Date and any and all operating manuals, warranty information or other documentation relating thereto.

         1.1.24   "Pollution"  means  any type of  environmental  damage or  contamination  which  contravenes  any
                  Environmental  Law,  including,  without  limiting the generality of the foregoing,  damage to or contamination  by any substance,  waste, or goods  including,  without limiting the generality of the foregoing, any Hazardous Substance.

         1.1.25   "Securities Act" means the United States Securities Act of 1933, as amended.

         1.1.26   "Commission" means the Securities and Exchange Commission.

         1.1.27   "Taxes" means all taxes and similar governmental charges, including:

                  1.1.27.1    state,   federal,   provincial,   municipal  and  local,  foreign  or  other  income,
                              franchise,   capital,  real  property,  personal  property,   withholding,   payroll,
                              employer  health,  transfer,  sales,  use, excise,  goods and services,  consumption, countervail  and value added  taxes,  all other taxes of any kind  relating to Solar, or the Business and imposed by any Governmental  Authority,  whether disputed or not;
                              and

                  1.1.27.2    assessments,  charges,  duties,  fees, imposts,  levies or other governmental charges and interest, penalties or additions associated therewith.

         1.1.28   "Tax Returns"  means all reports,  returns and other  documents  filed or required to be filed by
                  D2Fusion  in  relation  to the  Business  in respect of Taxes or in respect of or pursuant to any domestic or foreign federal, provincial, state, municipal, territorial or other taxing statute.

1.2      Gender and Number.  The terms  defined in the  singular  will have a  comparable  meaning when used in the plural and vice versa, and words importing gender include all genders.

1.3      Currency.  Unless  specified,  all  references  to currency  in this  Agreement  will mean  United  States dollars.

1.4      Exhibits.  The following exhibits are attached hereto and form part of this Agreement:

                  Exhibit           Description

                  A                 D2Fusion Tradenames/Trademarks, Copyright, and Patents

                  B                 D2Fusion Financials

                  C                 Enwin Financials

1.5      Schedules.  The following schedules are attached hereto and form part of this Agreement:

                  Schedule Description

                  3.1.16            D2Fusion Material Contracts

                  3.2.16            Enwin Material Contracts

1.6      Section  Headings.  The section and  subsection  headings  contained in this  Agreement  are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

                                                    ARTICLE II

                                                EXCHANGE OF SHARES

2.1      Exchange.  Upon and subject to the terms of this  Agreement,  Enwin hereby  agrees to issue,  exchange and deliver the Enwin Shares,  which will consist of thirty million  (30,000,000)  shares of common stock,  to
         Solar,  on the Closing  Date,  and Solar  hereby  agrees to  exchange,  assign,  transfer and set over the
         D2Fusion Shares,  which consist of one thousand  (1,000) common shares,  to Enwin on the Closing Date. The
         Enwin  Shares  will be issued to Solar  pursuant  to the  securities  transaction  exemptions  afforded by
         Section  4(2) of the  Securities  Act.  The shares will be  restricted  securities  bearing a  restrictive legend.

2.2      Share Valuation  Price.  The valuation of the D2Fusion  Shares will be deemed  equivalent to the valuation of the Enwin Shares.

2.3      Tax Free.  The  exchange  of  D2Fusion  Shares for the Enwin  Shares will be deemed by the parties to be a tax free exchange.

2.4      Resale Restrictions.       The Enwin  Shares  issued  and  delivered  to Solar  will be  subject to resale restrictions  imposed  pursuant to the Securities Act and thus  restricted for a period of at least twelve
         (12) months from the date of issuance.

2.5      Closing Date. The Closing Date of the  transaction  contemplated  hereby will take place on or before July
         27, 2007, or as agreed by the parties in writing,  at the offices of Enwin,  at 11 a.m.  Pacific  Standard
         Time.

                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES

3.1.     Solar and D2Fusion.  Solar and D2Fusion,  jointly and severally,  make the  representations and warranties set out hereto to Enwin,  recognizing  that Enwin is relying on such  representations  and  warranties  in
         entering  into  the   transactions   contemplated   by  this  Agreement.   All  due  diligence   searches,
         investigations  or  inspections  by Enwin,  up to the Closing,  are without  prejudice to Enwin's right to rely upon the  representations  and  warranties  of Solar and D2Fusion in entering  into the  transactions contemplated by this Agreement.

         3.1.1.   Incorporation  and  Qualification.   D2Fusion  is  duly   incorporated,   organized  and  validly
                  subsisting  under the laws of the  State of  California.  D2Fusion  has all  requisite  corporate power and  authority  to own,  lease,  and operate its  respective  properties.  D2Fusion is duly registered,  licensed or  qualified to carry on the  Business in the  jurisdictions  in which the nature of the business as now being  conducted by it or the property  owned or leased by it makes such registration, licensing or qualification necessary.

         3.1.2.   Authority,  Filings,  Consents and  Approvals.  Solar and D2Fusion have the  corporate  power and authority  to enter into this  Agreement  and to perform the  transactions  contemplated  by this
                  Agreement.  This  Agreement  has been  duly  authorized,  executed  and  delivered  by Solar  and
                  D2Fusion  and  constitutes  a  legal,  valid  and  binding  obligation  of  Solar  and  D2Fusion, enforceable  in  accordance  with  its  terms,  subject  to  bankruptcy,  insolvency,  fraudulent transfer,  reorganization,  moratorium and similar laws of general  applicability  relating to or affecting  creditors' rights and to general equity  principles.  No other proceedings on the part of Solar or D2Fusion are  necessary to authorize  the  entering  into of this  Agreement  and the consummation of the transactions  contemplated  hereby.  The execution,  delivery and performance of this Agreement and the agreements  contemplated herein will not require Solar or D2Fusion,  to obtain any  consent,  waiver,  authorization  or  approval  of, or make any  filing  with or give notice to, any person, except for such consents,  waivers,  authorizations or approvals which the failure  to  obtain  would not be  reasonably  likely to have a  material  adverse  effect on the
                  Business.

         3.1.3.   Capitalization  of D2Fusion.  The authorized  capital of D2Fusion  consists of 10,000,000  shares of no par value  common  stock,  of which only the  D2Fusion  Shares are issued and  outstanding.
                  The D2Fusion Shares are duly authorized,  validly issued,  fully paid and  non-assessable and are owned of record and beneficially by Solar, free and clear of any and all Encumbrances.

         3.1.4.   Corporate  Records.  All  transactions  of D2Fusion have been  promptly and properly  recorded or filed in or with its  respective  books and records,  and the minute books  contain  complete and accurate records of the meetings and proceedings of shareholders and directors thereof.

         3.1.5.   D2Fusion's Officers and Directors.  Officers: Russ George, president, secretary, treasurer
                  Directors: Russ George, Michael Chinn, Nelson Skalbania.

         3.1.6.   The D2Fusion  Shares.  Solar has good and valid title to the D2Fusion  Shares,  free and clear of all Encumbrances.  There are no outstanding  options,  warrants or rights to purchase or acquire, or securities  convertible  into or exchangeable  for or which carry an obligation to purchase or otherwise  acquire,  any shares or  securities  in the capital of D2Fusion and there are no other contracts, commitments,  agreements,  understandings,  arrangements or restrictions which require
                  D2Fusion to issue,  sell or deliver any of its  respective  shares or securities and there are no restrictions on the transfer of the D2Fusion Shares.

         3.1.7.   Liabilities.  Except as shown in its most recent  audited  financial  statements  (the  "D2Fusion
                  Financials"),  attached as Exhibit B hereto,  D2Fusion  has no material  liabilities  of any kind whatsoever,  contingent or  non-contingent,  other than those incurred in the ordinary  course of business,  including,  without limitation,  commercial real estate leases, utilities,  telephone, and legal services.

         3.1.8.   Liabilities  at Closing.  Except as may otherwise be set forth in Section 3.1.7 above,  the value of all liabilities of D2Fusion,  including any exposure under any  guarantees,  as at the Closing will be zero.

         3.1.9.   Assets.  D2Fusion  has good and  marketable,  legal and  beneficial  title to all of the property comprising its assets as shown on the D2Fusion  Financials,  free and clear of all  Encumbrances.
                  Such assets  constitute all of the property,  rights and other assets used by D2Fusion,  or which are  necessary  or  desirable  to conduct  D2Fusion's  business  as  conducted  prior to the date hereof.  Without limiting the generality of the foregoing,  none of the personal  property or the fixed  plant and  equipment  shown in the  D2Fusion  Financials  is leased or  otherwise  used in
                  D2Fusion's business subject to any agreement with any third party.

         3.1.10.  Corporate Records and Financial  Statements.  All material  transactions relating to the Business have been promptly and properly  recorded or filed in or with D2Fusion's  books and records.  The
                  D2Fusion  Financials fairly and accurately  represent the financial condition and position of the
                  Business  as at such  date.  Solar  will  furnish  to Enwin  copies of the  D2Fusion  Financials, including  (a) the audited  balance  sheets of D2Fusion  and the  audited  statements  of income, changes in  shareholders'  equity and  statements of cash flow for the periods ended December 31,
                  2005 and December 31, 2006,  together  with the notes  thereon and the report of its  independent certified  public  accountants,  and (b) the three month interim  statements for the period ended
                  March 31, 2007. The audited  financial  statements and interim  statements (i) have been prepared in  conformity  with  United  States  generally  accepted  accounting  principles  applied  on  a consistent  basis  from year to year  (except  as noted  otherwise  therein),  and (ii)  assuming
                  D2Fusion  will  continue as a going  concern,  are true and  correct  and  present  fairly in all material  respects the financial  condition of D2Fusion and the results of operations and changes in cash flow of D2Fusion for the periods to which each relates.

         3.1.11.  Environmental  Compliance.  Except  in  compliance  with  Environmental  Laws,  D2Fusion  has not caused or  permitted,  and  D2Fusion  and Solar have no  knowledge  of, any  material  release or disposal by any person of any Hazardous  Substance on or from any premises  formerly or presently used in the Business. All Hazardous Substances generated,  handled,  stored, treated,  processed, transported or disposed of in the course of the Business have been  generated,  handled,  stored, treated,  processed,  transported  or disposed of in all material  respects,  in compliance  with applicable Environmental Laws and the Environmental Permits.

         3.1.12.  Intellectual  Property  Rights.  Exhibit A sets forth a true and complete list of all patents and trademarks  ("Intellectual  Property Rights"),  registered or unregistered,  owned by or licensed to D2Fusion and used in the Business.  The  Intellectual  Property  Rights,  and D2Fusion's trade secrets and know how,  constitute all of the intellectual  property necessary to process,  market and sell the products of the  Business in the manner  presently  conducted by D2Fusion.  D2Fusion does not use any  trademarks  or patents  other  than those  listed in Exhibit A, nor does it use any  other  intellectual  property  of any  third  party  that it is not  licensed  or  otherwise entitled to use. All  registrations  with  respect to  Intellectual  Property are valid,  current and in good standing.

         3.1.13.  Payment of Taxes.  D2Fusion  has paid all Taxes due and payable in relation to the  Business  and has paid all assessments that D2Fusion has received in respect of Taxes.

         3.1.14.  Reassessments.  No  reassessments  of Taxes have been issued against  D2Fusion in relation to the
                  Business  nor is D2Fusion  aware of any pending or  threatened  assessment  or  reassessment  for
                  Taxes.  D2Fusion  has not  executed  or  filed  with any  Governmental  Authority  any  agreement extending the period for assessment, reassessment or collection of any Taxes.

         3.1.15.  Withholdings.  D2Fusion  has  withheld  from each  payment  made to any of the  employees  of the
                  Business or former  employees,  officers and  directors,  and to all other  persons,  all amounts required by law and will  continue  to do so until the  Closing  and has  remitted or will remit, such withheld amounts within the prescribed  periods to the appropriate  Governmental  Authority.
                  D2Fusion has charged and  collected  and have  remitted or will remit on a timely basis all Taxes as required by Applicable  Law on any sale,  supply or delivery  whatsoever,  made in relation to the Business.

         3.1.16.  Contracts.  D2Fusion  is not a party  to,  or bound  by,  any  material  contract,  agreement  or commitment  of any kind in relation to the Business  other than this  Agreement  and the Material
                  Contracts.  The  Material  Contracts  are in full force and  effect.  There is not any pending or threatened  cancellation,  existing default,  or event under any of the Material Contracts which, after notice or lapse of time,  or both,  would  constitute  a default  under any of the Material
                  Contracts and all of the Material  Contracts are  terminable on reasonable  notice as required by
                  Applicable Law if termination of any of the Material  Contracts is not expressly  provided for in any of the Material  Contracts,  or sixty (60) days' notice or less if  termination of any of the
                  Material Contracts is expressly provided for in any of the Material Contracts.

         3.1.17.  Employees.  Complete and accurate  particulars  of the  Employees  pertaining to the date of hire of such employees and their annual  remuneration  and the names of those on long term disability, workers'  compensation  or leave of absence  (if any) will be  provided  to Solar  upon  request.
                  D2Fusion  does not have any  written  employment  agreements  relating  to any of the  Employees, except that Employment Agreement with Russ George.

         3.1.18.  Collective/Employment  Agreements.  None of the  Employees  is  employed  under a contract  which cannot be terminated  by D2Fusion,  with or without  notice,  including  those  employees who are employed on indefinite  hire  requiring  reasonable  notice of  termination  by  Applicable  Law.
                  D2Fusion is not a party,  either  directly or by operation of law, to any  collective  agreement.
                  No trade union,  council of trade unions,  employee  bargaining  agency or affiliated  bargaining agent holds  bargaining  rights with  respect to any of the  employees  of the Business by way of certification,  interim certification,  voluntary recognition,  or successor rights. There are no threatened  or pending  union  organizing  activities  involving  the  Employees and there are no threatened labor disputes or work stoppages relating to, or connected with, the Business.

         3.1.19.  Occupational  Health and Safety.  There are no  outstanding  inspection  orders or charges or any other  Orders  made  against  D2Fusion  or the  Business.  D2Fusion  is in  compliance  with  all occupational  health and safety rules and  regulations  in all  material  respects in relation to the Business and there are no outstanding violations of such rules and regulations.

         3.1.20.  Insurance.  All  insurance  policies  relating to the  Business  are in full force and effect and
                  D2Fusion  is  not in  default  with  respect  to any of  the  provisions  contained  in any  such insurance  policy.  D2Fusion  is not aware of any events or  occurrences  that  could  reasonably form the basis for a claim under D2Fusion's policies of insurance.

         3.1.21.  Permits.  D2Fusion will own,  possesses and will be in compliance  with, all Permits  required by any Governmental Authority and necessary to conduct the Business.

         3.1.22.  Absence of Legal  Conflicts.  The execution and delivery of this  Agreement by Solar and D2Fusion does not, and the  performance  of this  Agreement by such parties and the  completion by them of the transactions contemplated by this Agreement will not:

                  3.1.22.1.  conflict  with or violate  the  constating  documents  of  D2Fusion  or Solar,  or any resolution of the director of D2Fusion or the directors of Solar;

                  3.1.22.2.  conflict with or violate any Applicable Law; or

                  3.1.22.3.  result in any breach of or  constitute  a default  (or an event  which with  notice or lapse of time or both would become a default)  under,  or give to others any rights of termination,  amendment,  acceleration or  cancellation  of, or result in the creation of an Encumbrance on any of Assets pursuant to, any note, bond,  mortgage,  indenture, contract,  agreement,  lease,  license,  permit,  franchise  or  other  instrument  or obligation  to which Solar or  D2Fusion  is a party in relation to the  Business or by which the  Business  or the  Assets is bound or  affected,  which,  in any such  case,
                             would   prohibit  or  delay  such  Parties'   ability  to  perform  their   respective
                             obligations under this Agreement.

         3.1.23   Reporting  Status.  Solar is  subject  to the  reporting  requirements  of Section 13 or 15(d) of the Securities  Exchange Act of 1934, as amended and is current in all required  filings with the
                  Commission as of the Closing Date of this  Agreement.  Solar's  reports filed with the Commission can be viewed at www.sec.gov.

         3.1.24.  Litigation.  There  are  no  claims,  actions,  proceedings,  suits,  investigations  or  reviews pending or  threatened  against Solar or D2Fusion or otherwise in relation to the Business or the
                  Assets or the D2Fusion  Shares,  before or by any Governmental  Authority,  except for an ongoing
                  Commission  review of the adequacy of Solar's  disclosure  under the  Securities  Exchange Act of
                  1934, as amended.

         3.1.25.  Conduct of Business - Changes.  Since March 31, 2007:

                  3.1.25.1.  D2Fusion has conducted the Business in the ordinary course,  using reasonable  efforts to preserve the Business;

                  3.1.25.2   There has not been any  material  adverse  change in the Assets,  affairs or financial condition of the Business;

                  3.1.25.3   D2Fusion has not:

                           3.1.25.3.1.  increased  the  compensation  paid or  payable to any of the  Employees  or increased  the  benefits to which the  Employees  are  entitled or provided any new benefits for any such employees; or

                           3.1.25.3.2.  modified,  amended  or  terminated  any  contract  to  which it is or was a party in  relation  to the  Business,  except  in the  ordinary  course  of business with a view to the best interests of the Business.

         3.1.26.  Copies of Documents  etc.  True and complete  copies of the documents  and  agreements  listed in the  Exhibits  hereto  which are in writing has been made  available to Solar and its counsel for review.

         3.1.27   Investment  Intent.  Solar is acquiring the Enwin Shares for investment  purposes only and not with a view of immediate resale or distribution  and will not resell or otherwise  transfer or dispose of the
                  Enwin Shares except in accordance with the provisions of all Applicable Laws.

         3.1.28   Due  Diligence  Investigation.  Solar is aware that Enwin is a  development  stage  company  with
                  operating  losses.   Enwin  has  made  available  all  of  its  books  and  records  for  Solar's inspection,  and Solar has had the  opportunity  and has conducted a due diligence  investigation of Enwin.  Solar is relying upon its due  diligence  investigation  in making and  entering  this transaction,  and is relying upon Enwin's  representations and warranties only to the extent that such reliance is reasonable in light of its own due diligence investigation.

3.2.     Enwin. Enwin makes the  representations  and warranties set out hereto to Solar and D2Fusion,  recognizing that  Solar and  D2Fusion  are  relying  on such  representations  and  warranties  in  entering  into the transactions  contemplated by this Agreement.  All due diligence  searches,  investigations or inspections by Enwin and D2Fusion,  up to the Closing,  are without  prejudice to Solar's and D2Fusion's right to rely upon the  representations  and warranties of Enwin in entering into the transactions  contemplated by this
         Agreement.

         3.2.1.   Incorporation  and  Qualification.  Enwin is a corporation  duly organized,  validly existing and in good  standing  under  the laws of the  State of  Nevada  and is duly  qualified  as a foreign corporation  in all  jurisdictions  in which the  failure  to so  qualify  would  have a material adverse effect on Enwin.

         3.2.2.   Authority,  Filings,  Consents and  Approvals.  Enwin has the  corporate  power and  authority to enter  into this  Agreement  and to  perform  the  transactions  contemplated  by this  Agreement subject  to  shareholder  approval  and the  filing  of  pertinent  disclosure  filings  with the
                  Commission.  This  Agreement  has been duly  authorized,  executed  and  delivered  by Enwin and, subject to  shareholder  approval,  constitutes a legal,  valid and binding  obligation of Enwin, enforceable  in  accordance  with  its  terms,  subject  to  bankruptcy,  insolvency,  fraudulent transfer,  reorganization,  moratorium and similar laws of general  applicability  relating to or affecting  creditors' rights and to general equity  principles.  No other proceedings on the part of Enwin are necessary to authorize the entering into of this Agreement and the  consummation  of the transactions  contemplated hereby. The execution,  delivery and performance of this Agreement and the  agreements  contemplated  herein will not require  Enwin to obtain any consent,  waiver, authorization  or approval of, or make any filing with or give notice to, any person,  except for any such consents,  waivers,  authorizations  or approvals  which relate to shareholder  approval and disclosure filings with the Commission.

         3.2.3    Capitalization   of  Enwin.   The   authorized   capital  of  Enwin   consists   of  one  billion
                  (1,000,000,000)  common shares par value $0.001, of which forty two million five hundred thousand
                  (42,500,000)  common  shares are issued  and  outstanding  (the  "Outstanding  Shares")  of which thirty  million  (30,000,000)  will be cancelled on or before the Closing Date.  The  Outstanding
                  Shares are duly authorized, validly issued, fully paid and non-assessable.

         3.2.4    The Enwin Shares.  Enwin has not granted any other rights nor incurred any other  commitments  to purchase,  acquire,  convert or  exchange  any other  securities  for common  shares of Enwin and
                  there  are  no  other  contracts,  commitments,  agreements,   understandings,   arrangements  or
                  restrictions  that require Enwin to issue,  sell or deliver any of its stock or other securities.
                  Enwin  has  sufficient  authorized,  unissued  shares  of its  common  stock  to  consummate  the transactions  contemplated  herein,  and such stock bears no  restriction  on issuance that would prohibit issuance to Solar as contemplated herein.

         3.2.5    Corporate  Records.  All transactions of Enwin have been promptly and properly  recorded or filed in or with its respective  books and records,  and the minute books contain complete and accurate records of the meetings and proceedings of stockholders and directors thereof.

         3.2.6    Enwin Directors and Officers.  Nora Coccaro is the sole director and officer of Enwin.

         3.2.7    Liabilities.  Except as shown in its most recent publicly released audited  financial  statements
                  (the "Enwin  Financials"),  attached as Exhibit C hereto,  Enwin has no material  liabilities  of any kind  whatsoever,  contingent or  non-contingent,  other than those  incurred in the ordinary course of business,  including,  without  limitation,  commercial real estate leases,  utilities, telephone, and legal services.

         3.2.8    Liabilities  at Closing.  Except as may otherwise be set forth in Section 3.2.7 above,  the value of all  liabilities  of Enwin,  including any exposure  under any  guarantees,  as at the Closing
                  Date, will be zero.

         3.2.9    Assets.  Enwin  has  good and  marketable,  legal  and  beneficial  title to all of the  property comprising  its  assets as shown on the  Enwin  Financials,  free and clear of all  Encumbrances.
                  Such assets  constitute all of the property,  rights and other assets used by Enwin, or which are necessary  or  desirable  to conduct  Enwin's  business as  conducted  prior to the date  hereof.
                  Without  limiting the  generality of the  foregoing,  none of the personal  property or the fixed plant  and  equipment  shown in the Enwin  Financials  is leased  or  otherwise  used in  Enwin's business subject to any agreement with any third party.

         3.2.10   Available  Funds.  As of the Closing Date Enwin will have a minimum of two million  U.S.  dollars
                  ($2,000,000)  in working capital  available for the  furtherance of D2Fusion's  twelve (12) month budget  and  business  plan  minus any  amounts  already  spent by Enwin on the  Business  either directly or indirectly in the form of loans to D2Fusion.

         3.2.11   Corporate  Records  and  Financial  Statements.  All  material  transactions  relating to Enwin's business  have  been  promptly  and  properly  recorded  or filed in or with  Enwin's  books  and records.  The minute books of Enwin  contain  complete  and accurate  records of the meetings and proceedings  of  stockholders  and directors  thereof.  Enwin will furnish to Solar copies of the
                  Enwin  Financials,  including the (a) audited balance sheets of Enwin and the audited  statements of income,  changes in  shareholders'  equity and  statements  of cash flow for the periods ended
                  August 31,  2006 and 2005,  together  with the notes  thereon  and the report of its  independent certified  public  accountants,  and (b) the six month  interim  statements  for the period ended
                  February  28,  2007.  The  audited  financial  statements  (i) have been or will be  prepared  in conformity with United States generally  accepted  accounting  principles applied on a consistent basis  from year to year  (except  as noted  otherwise  therein),  and (ii)  assuming  Enwin will continue as a going  concern,  are true and correct and present  fairly in all material  respects the  financial  condition  of Enwin and the  results of  operations  and  changes in cash flow of
                  Enwin for the periods to which each relates.
         .
         3.2.12   Environmental  Compliance.  Except in  compliance  with  Environmental  Laws, to the knowledge of
                  Enwin and its directors,  Enwin has not caused or permitted,  and Enwin and its directors have no knowledge  of, any material  release or disposal by any person of any  Hazardous  Substance on or from any premises  formerly or  presently  used in Enwin's  business.  All  Hazardous  Substances generated,  handled,  stored,  treated,  processed,  transported  or disposed of in the course of
                  Enwin's  business have been  generated,  handled,  stored,  treated,  processed,  transported  or disposed of in all material respects, in compliance with applicable Environmental Laws.

         3.2.13   Payment of Taxes.  Enwin has paid all Taxes due and payable in relation to Enwin's  business  and has paid all assessments that Enwin has received in respect of Taxes.

         3.2.14   Reassessments.  No  reassessments  of Taxes have been issued against Enwin in relation to Enwin's
                  Business nor is Enwin aware of any pending or threatened  assessment or  reassessment  for Taxes.
                  Enwin has not executed or filed with any  Governmental  Authority  any  agreement  extending  the period for assessment, reassessment or collection of any Taxes.

         3.2.15   Withholdings.  Enwin  has  withheld  from  each  payment  made to any of its  current  or  former employees,  officers and  directors,  and to all other persons,  all amounts  required by law and will  continue to do so until the Closing Date.  Enwin has remitted or will remit,  such withheld amounts  within the  prescribed  periods to the  appropriate  Governmental  Authority.  Enwin has charged and  collected  and has remitted or will remit on a timely basis all Taxes as required by
                  Applicable Law on any sale, supply or delivery whatsoever, made in relation to Enwin's business.

         3.2.16   Contracts.  Enwin  is  not a  party  to,  or  bound  by,  any  material  contract,  agreement  or commitment  of any kind in relation to the Business  other than this  Agreement  and the Material
                  Contracts.  The  Material  Contracts  are in full force and  effect.  There is not any pending or threatened  cancellation,  existing default,  or event under any of the Material Contracts which, after notice or lapse of time,  or both,  would  constitute  a default  under any of the Material
                  Contracts and all of the Material  Contracts are  terminable on reasonable  notice as required by
                  Applicable Law if termination of any of the Material  Contracts is not expressly  provided for in any of the Material  Contracts,  or sixty (60) days' notice or less if  termination of any of the
                  Material Contracts is expressly provided for in any of the Material Contracts.

         3.2.17   Employees.  Complete and accurate  particulars  of Enwin's  employees  pertaining  to the date of hire of such  employees  and  their  annual  remuneration  and the  names of  those on long  term disability,  workers'  compensation  or leave of absence  (if any) will be provided to Solar upon request. Enwin does not have any written employment agreements relating to any of its employees.

         3.2.18   Collective/Employment  Agreements.  None of Enwin's  employees is employed  under a contract that cannot be  terminated  by Enwin,  with or  without  notice,  including  those  employees  who are employed on indefinite  hire  requiring  reasonable  notice of  termination  by  Applicable  Law.
                  Enwin is not a party,  either  directly  or by  operation  of law, to any  collective  bargaining agreement.  No trade union,  council of trade unions,  employee  bargaining  agency or affiliated bargaining  agent holds  bargaining  rights with  respect to any of Enwin's  employees  by way of certification,  interim certification,  voluntary recognition,  or successor rights. There are no threatened or pending union organizing  activities  involving  Enwin's employees and there are no threatened labor disputes or work stoppages relating to, or connected with, Enwin's business.

         3.2.19   Occupational  Health and Safety.  There are no  outstanding  inspection  orders or charges or any other Orders made against Enwin or its business.  Enwin is in  compliance  with all  occupational health and safety  rules and  regulations  in all  material  respects in relation to its business and there are no outstanding violations of such rules and regulations.

         3.2.20   Insurance.  Enwin carries no insurance related to its business or assets.

         3.2.21   Permits.  Enwin is in  possession  of and is in  compliance  with  all  Permits  required  by any
                  Governmental Authority that are necessary to conduct Enwin's business.

         3.2.22   Absence of Legal  Conflict.  The execution and delivery of this  Agreement by Enwin does not, and the  performance  of this  Agreement  by Enwin  and the  consummation  by it of the  transactions contemplated by this Agreement will not:

                  3.2.22.1  conflict with or violate the constating documents of Enwin;

                  3.2.22.2  conflict with or violate any Applicable Law; or

                  3.2.22.3  result in any breach of or  constitute  a default  (or an event  which  with  notice or lapse of time or both would  become a default)  under,  or give to others any rights of termination,  amendment,  acceleration or cancellation  of, any note,  bond,  mortgage, indenture,  contract,  agreement, lease, license, permit, franchise or other instrument or obligation  to which Enwin is a party or by which Enwin or any of its  properties is bound or affected,  which,  in any such case,  would prohibit or delay Enwin's  ability to perform its obligations under this Agreement.

         3.2.23   Reporting  Status.  Enwin is  subject  to the  reporting  requirements  of Section 13 or 15(d) of the Securities  Exchange Act of 1934, as amended and is current in all required  filings with the
                  Commission as of the Closing Date of this  Agreement.  Enwin's  reports filed with the Commission can be viewed at www.sec.gov.

         3.2.24   Litigation.  There  are  no  claims,  actions,  proceedings,  suits,  investigations  or  reviews pending or, to the  knowledge  of Enwin's  director,  threatened  against  Enwin or  otherwise in relation  to Enwin  or its  assets  or the  Outstanding  Shares,  before  or by any  Governmental
                  Authority or court.

         3.2.25   Conduct of Business - Changes.  Since February 28, 2007:

                  3.2.25.1   Enwin has conducted its business in the ordinary course,  using reasonable  efforts to preserve such business;

                  3.2.25.2   there  has not  been any  material  adverse  change  in  Enwin's  assets,  affairs  or financial condition of Enwin's business;

                  3.2.25.3   Enwin has not:

                             3.2.25.3.1   increased  the  compensation  paid or payable to any of its  employees or increased  the benefits to which its  employees  are entitled or provided any new benefits for any such employees; or

                             3.2.25.3.2   modified,  amended or  terminated  any  contract  to which it is or was a party in relation to Enwin's  business,  except in the ordinary course of business with a view to the best interests of Enwin's business.

         3.2.26   Copies of Documents  etc.  True and complete  copies of the documents  and  agreements  listed in the Exhibits and Schedules hereto have been made available to Solar and its counsel for review.

         3.2.27   Investment  Intent.  Enwin is acquiring the D2Fusion Shares for investment  purposes only and not with a view to or for  resale or  distribution  and will not  resell  or  otherwise  transfer  or dispose of the D2Fusion Shares except in accordance with the provisions of all Applicable Laws.

         3.2.28   Due  Diligence  Investigation.  Enwin is aware that D2Fusion is an early stage  start-up  company with  little  operating  history  that has been funded  entirely  by loans from Solar.  Solar and
                  D2Fusion have made available all of its books and records for Enwin's  inspection,  and Enwin has had the  opportunity  and has  conducted a due  diligence  investigation  of D2Fusion  and Solar.
                  Enwin is relying upon its due diligence  investigation  in making and entering this  transaction, and is relying upon D2Fusion and Solar's  representations  and warranties only to the extent that such reliance is reasonable in light of its own due diligence investigation.

                                                    ARTICLE IV

                                                      CLOSING

4.1.     Solar's and  D2Fusion's  Deliveries  at  Closing.  At the  Closing or as soon as  practicable  thereafter,
         Solar and D2Fusion will deliver to Enwin the following:

                  4.1.1.     Share  certificates  representing the D2Fusion  Shares,  duly endorsed for transfer to
                  Enwin, to be delivered to Enwin at Closing;

         4.1.2.  A certified copy of the  resolution of the board of directors of Solar  authorizing  the execution and  delivery of this  Agreement  and all  documents  to be executed  and  delivered  by Solar at
                  Closing.

         4.1.3.   Any consents required to transfer the D2Fusion Shares to Enwin;

         4.1.4.   All  discharges  and  notices  of  discharge,   estoppel  letters,  pay-out  letters  or  similar
                  discharging  documentation,  in registrable form if required, which are necessary or desirable to effect or evince the discharge of any  Encumbrances,  all of which are  satisfactory  in form and content to Enwin, acting reasonably;

         4.1.5.   A certificate  jointly signed by an officer of Solar and officer of D2Fusion,  certifying that at and as of the Closing Date, the  representations  and warranties  contained in this Agreement are true  and  correct  as if made at the  Closing  Date  and  that  all  covenants,  agreements  and conditions  required by this  Agreement  to be  performed  or complied  with by D2Fusion or Solar prior to or at the Closing Date have been performed and complied with; and

         4.1.6.   Such other  documents,  certificates,  instruments and agreements as are required or contemplated to be delivered by D2Fusion or Solar pursuant to this Agreement.

4.2      Enwin's Deliveries at Closing.  At the Closing, Enwin will deliver to Solar and D2Fusion as applicable:

                  4.2.1.     A share  certificate  representing  the  Enwin  Shares,  to be  delivered  to Solar at
                  Closing;

         4.2.2.    A certified copy of resolutions of the board of directors of Enwin authorizing:

                  4.2.2.1. the purchase of the D2Fusion Shares by Enwin;

                  4.2.2.2.  the  execution  and  delivery of this  Agreement  and all  documents to be executed and delivered by Enwin at Closing;

                  4.2.2.3. the appointment by Solar, at its option, to nominate up to 2 of the 3 proposed directors of Enwin.

         4.2.3.  A  certificate  of an officer of Enwin,  dated as of the  Closing  Date,  certifying  on behalf of
                 Enwin that at and as of the Closing Date the  representations and warranties of Enwin contained in this  Agreement  are true  and  correct  as if made at the  Closing  Date and that all  covenants, agreements  and  conditions  required by this  Agreement to be performed or complied with by Enwin prior to or at the  Closing  Date have been  performed  and  complied  with,  except as  otherwise specifically disclosed to Solar by notice in writing; and

         4.2.4. Such other documents,  certificates,  instruments and agreements as are required or contemplated to be delivered by Enwin pursuant to this Agreement.

                                                     ARTICLE V

                                          CONDITIONS PRECEDENT TO CLOSING

5.1.     Conditions  Precedent  to  Obligations  of  Enwin.  The  obligations  of Enwin  under  this  Agreement  to consummate the Closing  contemplated  hereby will be subject to the  satisfaction on or before the Closing
         Date, of the following conditions,  provided,  however,  that Enwin may waive the pre-Closing  performance of the  following  conditions  (as  conclusively  established  by  Closing)  without  waiving its right to require the  post-Closing  performance of the following  conditions  (unless  expressly waived in a signed writing):

         5.1.1.   Representations  and Warranties  True. The  representations  and warranties of Solar and D2Fusion will be in all material  respects true and accurate as of the date when made,  and,  except as to representations  and  warranties  which are expressly  limited to a state of facts  existing at a time prior to the Closing,  will be in all material  respects  true and accurate at and as of the
                  Closing Date.

         5.1.2.   Performance  of Covenants.  Solar and D2Fusion  will have  performed and complied in all material respects with each and every covenant,  agreement and condition  required by this Agreement to be performed or complied with by it prior to or as of the Closing Date.

         5.1.3.   No  Governmental  or Other  Proceeding  or  Litigation.  No order of any court or  administrative agency will be in effect which restrains or prohibits any transaction  contemplated  hereby;  and no suit,  action,  other than the  exercise  of  dissenters'  rights,  investigation,  inquiry or proceeding  by any  governmental  body or other  person or entity  will be pending or  threatened
                  against  D2Fusion  which  challenges  the  validity  or  legality,   or  seeks  to  restrain  the
                  consummation, of the transactions contemplated hereby.

         5.1.4.   Business  Plan.  Solar and  D2Fusion  will have  provided to Enwin a twelve (12) month budget and business plan satisfactory to Enwin.

         5.1.5.   Closing  Documentation.  Enwin will have  received the  documents  identified  in Section 4.1 and such  additional  documentation  at the  Closing  Date as Enwin and its  counsel  may  reasonably require to evidence  compliance  by Solar and D2Fusion with all of their  obligations  under this
                  Agreement.

5.2      Conditions  Precedent to  Obligations of Solar and D2Fusion.  The  obligations of Solar and D2Fusion under this Agreement to consummate the Closing  contemplated  hereby will be subject to the satisfaction,  or to the waiver by Solar and  D2Fusion on or before the Closing  Date of the  following  conditions,  provided, however,  that Solar and D2Fusion may waive the  pre-Closing  performance of the following  conditions (as conclusively  established by Closing) without waiving their right to require the post-Closing  performance of the following conditions (unless expressly waived in a signed writing):

         5.2.1.   Representations  and Warranties True. The  representations and warranties of Enwin will be in all material  respects true and accurate as of the date when made, and, except as to  representations and  warranties  which are expressly  limited to a state of facts existing at a time prior to the
                  Closing, will be in all material respects true and accurate at and as of the Closing Date.

         5.2.2.  Performance  of  Covenants.  Enwin will have  performed  and  complied  in all  material  respects with  each  and  every  covenant,  agreement  and  condition  required  by this  Agreement  to be performed or complied  with by it prior to or as of the Closing  Date,  including but not limited to, the  condition  that as of the  Closing  Date Enwin will have a minimum of two  million  U.S.
                  dollars  ($2,000,000) in working capital  available for the  implementation  of D2Fusion's twelve
                  (12) month  budget and  business  plan minus any amounts  already  spent by Enwin on the Business either directly or indirectly in the form of loans to D2Fusion.
..
         5.2.3.   No  Governmental  or Other  Proceeding  or  Litigation.  No order of any court or  administrative agency will be in effect which restrains or prohibits any transaction  contemplated  hereby;  and no suit,  action,  other than the  exercise  of  dissenters'  rights,  investigation,  inquiry or proceeding  by any  governmental  body or other  person or entity  will be pending or  threatened against Enwin which challenges the validity or legality,  or seeks to restrain the  consummation, of the transactions contemplated hereby.

         5.2.4.   Share  Cancellation.  Enwin will have  cancelled and returned to authorized  share capital thirty million (30,000,000) common shares of those Outstanding Shares described in this Agreement.

         5.2.5.   Closing  Documentation.  Solar and  D2Fusion  will have  received  the  documents  identified  in
                  Section 4.2 and such  additional  documentation  at the Closing as Solar and  D2Fusion  and their respective  counsel  may  reasonably  require  to  evidence  compliance  by Enwin with all of its obligations under this Agreement.

                                                    ARTICLE VI

                                                  INDEMNIFICATION

6.1      Indemnity of Solar.  Enwin agrees to defend,  indemnify and hold harmless  Solar from and against,  and to reimburse  Solar with respect to, all  liabilities,  losses,  costs and expenses,  including,  without  limitation, reasonable  attorneys' fees and disbursements  ("Solar's Losses"),  asserted against or incurred by Solar by reason of, arising out of, or in connection with any material breach of any  representation or warranty  contained in this
Agreement  made by Enwin or in any document or  certificate  delivered by Enwin  pursuant to the provisions of this
Agreement or in connection with the transactions  contemplated  thereby.  Notwithstanding the foregoing  provisions of this  Section  6.1,  no claim for  indemnification  will be made by Solar  against  Enwin  unless  and until the aggregate Solar Losses will exceed $25,000.

6.2      Indemnity  of Enwin.  Solar and  D2Fusion,  jointly and  severally,  agree to defend,  indemnify  and hold harmless  Enwin from and  against,  and to  reimburse  Enwin with respect to, all  liabilities,  losses,  costs and expenses,  including,  without limitation,  reasonable attorneys' fees and disbursements ("Enwin Losses"), asserted against or  incurred  by Enwin by reason of,  arising  out of, or in  connection  with any  material  breach of any representation  or warranty  contained  in this  Agreement  and made by Solar and  D2Fusion  or in any  document or certificate  delivered by Solar and D2Fusion  pursuant to the  provisions of this  Agreement or in connection  with the transactions  contemplated thereby;  provided,  however, that Solar will only be required to defend,  indemnify and hold  harmless  Enwin for the  representations  and  warranties  made by Solar.  Notwithstanding  the foregoing provisions  of this  Section 6.2, no claim for  indemnification  will be made by Enwin  against  Solar and D2Fusion unless and until the aggregate Enwin Losses will exceed $25,000.

6.3      Indemnification  Procedure.  A party (an  "Indemnified  Party") seeking  indemnification  will give prompt notice to the other party (the "Indemnifying  Party") of any claim for  indemnification  arising under this Article
VI.  The  Indemnifying  Party  will have the right to assume  and to  control  the  defense  of any such claim with counsel  reasonably  acceptable  to such  Indemnified  Party,  at the  Indemnifying  Party's own cost and  expense, including the cost and expense of reasonable  attorneys'  fees and  disbursements  in connection with such defense, in which event the Indemnifying  Party will not be obligated to pay the fees and  disbursements of separate counsel for such in such action.  In the event,  however,  that such Indemnified  Party's legal counsel will determine that defenses may be available to such  Indemnified  Party that are different from or in addition to those  available to the  Indemnifying  Party,  in that there  could  reasonably  be  expected  to be a  conflict  of  interest  if such
Indemnifying  Party and the  Indemnified  Party have common counsel in any such  proceeding,  or if the Indemnified
Party has not assumed the defense of the action or proceedings,  then such  Indemnifying  Party may employ separate counsel to represent or defend such  Indemnified  Party,  and the  Indemnifying  Party will pay the reasonable fees and  disbursements of counsel for such Indemnified  Party. No settlement of any such claim or payment in connection with any such  settlement will be made without the prior written  consent of the  Indemnifying  Party which consent will not be unreasonably withheld.

                                                    ARTICLE VII

                                    SURVIVAL OF REPRESENTATIONS AND WARRANTIES

7.       All representations and warranties of the parties contained in this Agreement and in all ancillary agreements, instruments and certificates delivered on the Closing Date will not merge on, and will survive the
Closing Date, the acquisition of D2Fusion, the payment of the Enwin Shares, and any reorganization, amalgamation, sale or transfer of D2Fusion or Enwin and will continue in full force and effect thereafter for a period of 2 years after the Closing Date.

                                                   MISCELLANEOUS

8.1.     Amendment and Modification; Waiver. This Agreement may only be amended or modified in writing, signed by all of the parties hereto.  No waiver in writing of any provision of this Agreement will constitute a waiver of any other provision nor will any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

8.2.     Further  Assurances.  The parties will execute and deliver such further  documents and do such further and other  things  as may be  necessary  to  carry  out  and  give  effect  to the  intent  of this  Agreement  and the transactions contemplated hereby.

8.3.     Expenses.  Except as otherwise  expressly  provided in this Agreement and whether or not the  transactions contemplated by this Agreement are completed,  the parties will bear their own respective expenses (including,  but not limited to, all  compensation  and expenses of counsel,  consultants,  actuaries and  independent  accountants)
incurred in connection with this Agreement and the transactions contemplated hereby.

8.4.     Public  Disclosure.  The parties agree that,  except as may be required to comply with the requirements of
Applicable  Laws, the parties will keep the terms of this  Agreement,  and the agreements  entered into in relation hereto,  confidential.  In this regard,  Enwin,  D2Fusion and Solar  acknowledge  that Enwin and Solar are publicly traded  companies  and that Enwin and Solar may  decide,  in their  sole  discretion,  when and how to comply  with applicable reporting requirements emerging from their publicly traded status.

8.5.     Assignment.  No party to this Agreement may assign any of its rights or  obligations  under this Agreement without the prior written consent of the other parties hereto, such consent not to be unreasonably withheld.

8.6.     Parties in Interest.  This  Agreement  will enure to the benefit of and be binding upon the parties hereto and their respective  successors,  heirs or other personal legal  representatives and permitted assigns.  Except as expressly  provided in this  Agreement,  nothing in this Agreement is intended to confer upon any person other than
Enwin,  D2Fusion  and Solar or their  respective  successors,  heirs or other  personal  legal  representatives  or permitted assigns, any rights or remedies under or by reason of this Agreement.

8.7.     Counterparts.  This Agreement and any amendments hereto may be executed in one or more counterparts,  each of which will be deemed to be an original  by the  parties  executing  such  counterpart,  but all of which will be considered  one and the  same  instrument.  A  signed  facsimile  or  telecopied  copy  of this  Agreement  will be effectual and valid proof of execution and delivery.

8.8.     Performance  on  Holidays.  If any action is required to be taken  pursuant to this  Agreement  on or by a specified  date which is not a Business Day,  then such action will be valid if taken on or by the next  succeeding
Business Day.

8.9      Notice.  All  communications,  notices,  requests,  consents  or  demands  given or  required  under  this
Agreement  will be in writing and will be deemed to have been duly given when  delivered to, or received by prepaid registered or certified  mail or recognized  overnight  courier  addressed to, or upon receipt of a facsimile  sent to, the party for whom intended,  as follows,  or to such other address or facsimile  number as may be furnished by such party by notice in the manner provided herein:

     If to Enwin:

         Enwin Resources, Inc.

         2610-1066 West Hastings Street

         Vancouver, British Columbia, Canada V6E 3X2

         Attention: Nora Coccaro, Chief Executive Officer

         Phone Number: (604) 602-1717

         Fax Number: (604) 687-6755

     With a copy to:

         ________________________

         ________________________

         ________________________

         Attention:________________

         Phone Number: ___________

         Fax Number: _____________

     If to D2Fusion:

         D2Fusion, Inc.

         1181 Chess Drive Suite H

         Foster City, CA  94404

         Attention: Russ George, President

         Phone Number:  (650) 638-1975

         Fax Number:  (650) 475-3949

     With a copy to:

         John J. Camozzi, Esq.
         Dillingham and Murphy LLP
         225 Bush Street, Floor 6
         San Francisco, CA  94104
         Phone Number:  (415) 397-2700
         Fax Number: (415) 397-3300

     If to Solar:

         Solar Energy Limited

         145-925 West Georgia Street

         Vancouver, British Columbia, Canada V6C 3L2

         Attention: Andrew Wallace, Chief Executive Officer

         Phone Number:  (604) 669-4771

         Fax Number:  (604) 669-4731

     With a copy to:

         Orsa and Company

         600 Westwood Terrace

         Austin, TX

         Attention: Ruairidh Campbell

         Phone Number:  (512) 462-3327

         Fax Number: (512) 462-3328

8.10     Name Change.  Subject to  shareholder  and  regulatory  approval,  Enwin will change its name to "D2Fusion
Corp." as soon as is practicable subsequent to the execution of this Agreement.

8.11.    Governing Law. This  Agreement will be construed and enforced in accordance  with and governed by the laws of the State of Nevada,  without  reference to principles of conflicts of law. Each of the parties  consents to the jurisdiction  of the federal courts whose  districts  encompass any part of the State of Nevada in connection  with any  dispute  arising  under this  Agreement  and hereby  waives,  to the  maximum  extent  permitted  by law,  any objection,  including  any  objection  based on forum non  conveniens,  to the bringing of such  proceeding in such jurisdictions.  Each party hereby agrees that if another party to this Agreement  obtains a judgment  against it in such a proceeding,  the party which  obtained  such judgment may enforce same by summary  judgment in the courts of any country  having  jurisdiction  over the party against whom such  judgment was  obtained,  and each party hereby waives any defenses  available to it under local law and agrees to the  enforcement of such a judgment.  Each party to this Agreement  irrevocably  consents to the service of process in any such  proceeding by the mailing of copies thereof by registered or certified mail,  postage prepaid,  to such party at its address set forth herein.  Nothing herein will affect the right of any party to serve process in any other manner permitted by law.

8.12.    Severability.  If any  provision of this  Agreement is held to be invalid or  unenforceable  by a court of competent  jurisdiction,  this Agreement will be interpreted  and  enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

8.13.    Entire  Agreement.  This  Agreement,  the  Exhibits  and any  instruments  and  agreements  to be executed pursuant to this Agreement,  sets forth the entire  understanding of the parties hereto with respect to its subject matter,  merges and supersedes all prior and contemporaneous  understandings with respect to its subject matter and may not be waived or modified,  in whole or in part,  except by a writing signed by each of the parties hereto.  No waiver of any  provision of this  Agreement in any instance  will be deemed to be a waiver of the same or any other provision  in any other  instance.  Failure of any party to enforce any  provision  of this  Agreement  will not be construed as a waiver of its rights under such provision.

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

     Solar Energy Limited

         /s/ Andrew Wallace

         By: Andrew Wallace

         Chief Executive Officer

         /s/ Russ George

         By: Russ George

         President

     Enwin Resources, Inc.

         /s/ Nora Coccaro

         By: Nora Coccaro

         Chief Executive Officer

EXHIBIT A

D2FUSION’S TRADENAMES/TRADEMARKS, COPYRIGHT, AND PATENTS

To Be Provided Prior to Closing

EXHIBIT B

D2FUSION FINANCIALS

To Be Provided Prior to Closing

EXHIBIT C

ENWIN FINANCIALS

To Be Provided Prior To Closing

SCHEDULE 3.1.16

D2FUSION’S MATERIAL CONTRACTS

To Be Provided Prior to Closing

SCHEDULE 3.2.16

ENWIN’S MATERIAL CONTRACTS

To Be Provided Prior To Closing